                                 EXHIBIT 10.37

                                THIRD AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of February 23, 1998, and entered into by and between BANKAMERICA BUSINESS CREDIT, INC. ("Lender"), a Delaware corporation with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and NATIONAL HOME CENTERS, INC. ("Borrower"), an Arkansas corporation, with offices at P. 0. Box 789, Highway 265 North, Springdale, Arkansas 72765.

     WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement dated as of December 19, 1995 (as amended by that certain First Amendment to Loan and Security Agreement as of May 20, 1996 and that certain Second Amendment to Loan and Security Agreement and Waiver of Defaults dated as of April 30, 1997, the "Agreement");

     WHEREAS, the Borrower desires that the Lender amend the Loan Agreement in certain respects; and

     WHEREAS, the Lender is willing to amend the Agreement subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

     Section 1.02. Definition of "Maximum Revolving Credit Line." The definition of "Maximum Revolving Credit Line" is hereby amended in its entirety to read as follows:

     "Maximum Revolving Credit Line" means Twenty-Five Million and No/100 Dollars ($25,000,000.00).

     Section 1.03. Definition of "Availability". The definition of "Availability" is hereby amended in its entirety to read as follows:

     "Availability" means at any time the lesser of:

     A.   The amount of Twenty-Five Million and No/100
          Dollars ($25,000,000) or

     B.   The sum of
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               (1) up to eighty-five percent (85%) of the value of Eligible
                   Accounts, plus

               (2) the lesser of

                   (a) (i) $14,000,000 through May 31, 1998 and (ii)
                   $12,500,000 from June 1, 1998 until the Stated Termination Date; or

                   (b)  the Inventory Advance Rate.

provided, however, that at all times Availability shall be reduced by the sum of:

     (i)   the unpaid balance of Revolving Loans at that time;

     (ii) the aggregate undrawn face amount of all outstanding Letters or Credit and the aggregate outstanding amount of all acceptances which the Lender has, or has caused to be, issued or obtained for the Borrower's account;

     (iii) reserves for accrued interest on the Revolving Loans;

     (iv)  the Environmental Compliance Reserve;

     (v) reserves, to be established at Lender's sole discretion, for the accounts payable to any supplier of consigned and floor-planned Inventory;

     (vi)  the ACH Settlement Risk Reserve; and

     (vii) all other reserves which the Lender in its reasonable discretion deems necessary or desirable to maintain with respect to the Borrower's account, including, without limitation, any amounts which the Lender may be obligated to pay in the future for the account the Borrower."

     Section 1.04. Definition of "Inventory Advance Rate". The definition of "Inventory Advance Rate" is hereby amended in its entirety to read as follows:

             "Inventory Advance Rate" means up to sixty-five percent (65%) of the value of Eligible Inventory until the earlier to occur of (a) the sale of any of Borrower's Real Property by Borrower, or (b) June 30, 1998, and thereafter up to fifty-five percent (55%) of the value of Eligible Inventory; provided, that, if Borrower does not sell any of its Real Property on or before June 30, 1998 the Inventory Advance Rate shall be decreased to fifty-five percent (55%) in accordance with the following schedule:

              Dates                         Inventory Advance Rate
              -----                         ----------------------

July 1, 1998 through July 15, 1998         sixty-three percent (63%)

July 16, 1998 through July 30, 1998        sixty-one percent (61%)

July 31, 1998 through August 14, 1998      fifty-nine percent (59%)
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August 15, 1998 through August 29, 1998    fifty-seven percent (57%)

August 30, 1998 until the Stated
Termination Date                           fifty-five percent (55%)



                                   ARTICLE II

     Section 2.01. Amendment to Section 3.1(a) of the Agreement. Section 3.1(a) of the Agreement is hereby amended in its entirety to read as follows:


     "3.1.(a) Interest Rates. Except as otherwise provided herein, the Obligations shall bear interest on the unpaid principal amount thereof from the date made until paid in full in cash at a fluctuating per annum rate equal to the Reference Rate plus one percent (1%) (the "Applicable Interest Rate"). Each change in the Reference Rate shall be reflected in the interest rate described above as of the effective date of such change. All interest charges shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed and will be payable in arrears on the first day of each month hereafter."

     Section 2.02. Deletions from Section 3 of the Agreement.  Section 3.2 and
Section 3.3 are hereby deleted in their entirety and replaced with the word "RESERVED".

     Section 2.03. Amendment to Section 4.3 of the Agreement. Section 4.3 is hereby amended in its entirety to read as follows:

     "4.3 Apportionment, Application and Reversal of Payments. Except as otherwise expressly provided hereunder, the Lender shall determine in its discretion the order and manner in which proceeds and other payments that the Lender receives are applied to the Revolving Loans, interest thereon, and the other Obligations, and the Borrower hereby irrevocably waives the right to direct the application of any payment or proceeds. The Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations."



                                  ARTICLE III

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section 3.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 3.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that the execution, delivery and performance of this Amendment and all other loan documents
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to which Borrower is or is to be a party hereunder (hereinafter referred to collectively as the "Loan Documents") executed and/or delivered in connection herewith, have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     Section 4.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

          (a) In Addition to this Amendment, Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

               (i) Company General Certificate. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying (A) that Borrower's Board of Directors has met and adopted, approved, consented to and ratified the resolutions attached thereto which authorize the execution, delivery and performance by Borrower of the Amendment and the Loan Documents, (B) the names of the officers of Borrower authorized to sign this Amendment and each of the Loan Documents to which Borrower is to be a party hereunder, (C) the specimen signatures of such officers, (D) that neither the Articles of Incorporation nor Bylaws of Borrower have been amended since the date of the Agreement, and (E) other matters;

               (ii) Deed of Trust. An executed Deed of Trust on Borrower's real property located in Fayetteville, Arkansas;

               (iii) No Material Adverse Change. There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral, and the Lender shall have received a certificate of Borrower's chief executive officer to such effect; and

               (iv) Other Documents. Borrower shall have executed and delivered such other documents and instruments as Lender may require.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

          (c) Borrower shall have paid to Lender the amount of $30,000 as an accommodation fee.
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                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

     Section 5.02. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.04. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     Section 5.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Lender may assign any or all of its rights or obligations hereunder without the prior consent of Borrower.

     Section 5.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.07. Effect of Waiver. No consent or waiver, express or implied, by Lender to or of any breach of or deviation from any covenant or condition of the Agreement or duty shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty.
No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Amendment, the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Amendment, the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the
Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.
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     Section 5.08. Heading. The headings, captions and arrangements used in this
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.09. Releases. As a material inducement to Lender to enter into this Amendment, Borrower hereby represents and warrants that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Agreement or the other Loan Documents. Borrower hereby releases, acquits, and forever discharges Lender, and its successors, assigns, and predecessors in interest, their parents, subsidiaries and affiliated organizations, and the officers, employees, attorneys, and agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature, or character, at law or in equity, which Borrower now has or may have ever had against any of the Released Parties, including, but not limited to, those relating to (a) usury or penalties or damages therefor, (b) allegations that a partnership existed between Borrower and the Released Parties, (c) allegations of unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of commercial reasonableness or special relationships, such as fiduciary, trust or confidential relationships, (d) allegations of dominion, control, alter ego, instrumentality, fraud, misrepresentation, duress, coercion, undue influence, interference or negligence, (e) allegations of tortuous interference with present or prospective business relationships or of antitrust, or (f) slander, libel or damage to reputation (hereinafter being collectively referred to as the "Claims"), all of which Claims are hereby waived.

     Section 5.10. Expenses of Lender. Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel and (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel.

     Section 5.11. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.
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     IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first above written.

                                       "BORROWER"



ATTEST:                                NATIONAL HOME CENTERS, INC.



                                       By: /s/ Brent A. Hanby
----------------------------------        --------------------------------------
Secretary                              Name:
(Corporate Seal)                            ------------------------------------
                                       Title:
                                             -----------------------------------


     AGREED AND ACCEPTED as of the date first written above.

                                       "LENDER"

                                       BANKAMERICA BUSINESS CREDIT, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------